SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                          July 27, 2004 (July 26, 2004)


                                   Gexa Corp.
               (Exact Name of Registrant as Specified in Charter)


            Texas                      0-16179                   76-0670175
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)              File Number)            Identification No.)



                                20 Greenway Plaza
                                    Suite 600
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 470-0400
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

     On July 27, 2004, the Company issued a press release announcing the Company's listing on the Nasdaq SmallCap Market. A copy of the Company's press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

a. Financial Statements of Businesses Acquired

   None.

b. Pro Forma Financial Information

   None.

c. Exhibits

   99.1 Press Release.



                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        GEXA Corp.

Date: July 27, 2004                                     By:  /s/ Neil M. Leibman
                                                             -------------------
                                                             Neil M. Leibman
                                                             Chairman and CEO